UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 21, 2000
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                           SPECTRASOURCE CORPORATION
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             (Exact name of registrant as specified in its charter)


       Nevada                    0-18515                     93-0960302
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    (State or other           (Commission                  (IRS Employer
    jurisdiction              File Number)               Identification No.)
    of incorporation)                       I


10450 Westoffice                 Houston, Texas                  77042
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     (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code 713-783-0443
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                                       N/A
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         (Former name or former address, if changed since last report.)

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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      (a) On November 15, 2000, the Company dismissed Bateman & Co., Inc., P.C., as its principal accountant to audit the Company's financial statements. The decision to dismiss Bateman & Co. was recommended by the Company's audit committee and was approved by the Board of Directors of the Company. For each of the last two Form 10-KSB filings for each of the last two fiscal years, Bateman & Co.'s report has been prepared assuming the Company will continue as a going concern. As discussed in Note 2 of such financial statements, Bateman & Co. stated that the Company had suffered recurring losses from operations and development stage activities and was suffering a working capital deficiency that raised substantial doubts about its ability to continue as a going concern. However, each of these reports were prepared and filed prior to acquisitions made by the Company effective April 28, 2000 and disclosed in the Form 8-K filed May 15, 2000. Bateman & Co. had advised the Company that the Company's internal controls with respect to the Dallas, Texas division of Buildersource, Inc. were not sufficient, and the Company is taking action to increase internal controls for that division. Bateman & Co. had also advised the Company that the Company needed to hire an internal chief financial officer, and the Company is seeking to hire a qualified person to fill such position. Bateman & Co. had also advised the Company to establish an audit committee, and the Company has established such an audit committee. [The Board of Directors has authorized Bateman & Co. to respond fully to inquiries of its new accountants, S. L. Lee, CPA, concerning the subject matter of any disagreements between the Company and Bateman & Co.]

      (b) On November 15, 2000, the Company engaged S. L. Lee, CPA as its new principal accountant to audit the Company's financial statements. See exhibit attached for letter from S. L. Lee, CPA.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of business acquired.
        N/A

(b) Pro forma financial information.
        N/A

(c) Exhibits.

        16. Letter on change in certifying accountant. The Company has requested Bateman & Co. to provide the Company with a letter, within 10 business days of the filing of this Form 8-K, stating whether Bateman & Co. agrees with the statements made by the Company in this Form 8-K and, if not, stating the respects in which it does not agree.

ITEM 8. CHANGE IN FISCAL YEAR.

      On November 14, 2000, the Board of Directors of the Company determined to change the

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
Company's fiscal year end from February 28 to September 30, and the Company will report the transition period for such change in fiscal year end in the Form 10-K to be filed by December 30, 2000.

      SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SPECTRASOURCE CORPORATION
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                                             (Registrant)

Date: November 21, 2000                By: /s/ CHARLES SHEFFIELD
                                               (Signature)
                                               Charles Sheffield
                                               President

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